UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

CLEAN COAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50053	26-1079442
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

295 Madison Avenue (12th Floor), New York, NY 10017
(Address of principal executive office)

Registrant's telephone number, including area code: (646) 727-4847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Securities Holders.

Clean Coal Technologies, Inc. (the “Company”) held an Annual Meeting of Stockholders (“Annual Meeting”) on Wednesday, June 25, 2014, at 10:00 am Eastern Time at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022. A quorum of 14,292,355 shares was represented in person or by proxy at the Annual Meeting.

The Company’s stockholders voted on four proposals at the Annual Meeting, which are listed below and are described in greater detail in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on May 5, 2014 (“Definitive Proxy Statement”).  Other than the four proposals presented to Company stockholders at the Annual Meeting, no other item was submitted at the Annual Meeting for stockholder action.

The four proposals presented to the Company’s stockholders at the Annual Meeting and the voting results for such proposals are as follows:

1.                      Election of Directors. Each of the four nominees for director, as listed in the Definitive Proxy Statement, was elected by the Company stockholders to serve until the 2015 Annual Meeting of Stockholders.  The voting results were as follows:

	For	Against or Withheld	Broker Non-Votes
Robin Eves	5,864,164	272,792	8,155,399
Ignacio Ponce de Leon	5,862,629	274,327	8,155,399
Edward Jennings	5,997,807	139,149	8,155,399
Scott Younger	6,054,022	82,934	8,155,399

2.                      Advisory Vote on Executive Compensation (“Say-on-Pay”). The compensation  of the Company’s named executive officers was approved by the Company’s stockholders, on a non-binding, advisory basis, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
5,685,624	290,503	160,829	8,155,399

3.                      Advisory Vote on Frequency of Stockholder Advisory Vote on Compensation (“Say-on Pay Frequency”).  The Company’s stockholders approved, on a non-binding, advisory basis, to have an annual advisory vote on executive compensation of named executive officers. The voting results of this proposal were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4,858,887	19,985	978,720	279,364	8,155,399

4.                      Ratification of Independent Auditor. The appointment of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2014 was ratified by the Company’s stockholders, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
14,018,392	89,580	184,383	8,155,399

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 1, 2014

CLEAN COAL TECHNOLOGIES, INC.

By: /S/ Robin Eves
Robin Eves
Chief Executive Officer